NYSE American: AINC Investor Presentation | November 2022

Page 2 In keeping with the Securities and Exchange Commission (“SEC”) “Safe Harbor” guidelines, certain statements made in this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” “target,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to update or revise the statements made therein, except as may be required by law. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: extreme weather conditions that may cause property damage or interrupt business; actions by our clients’ lenders to accelerate loan balances and foreclose on our clients’ hotel properties that are security for our clients’ loans; uncertainty associated with the ability of the Company to remain in compliance with all covenants in our credit agreements and of our subsidiaries to remain in compliance with the covenants of their debt and related agreements; general volatility of the capital markets, the general economy or the hospitality industry, whether the result of market events or otherwise, and the market price of our common stock; availability, terms and deployment of capital; our ability to regain Form S-3 eligibility; changes in our industry and the market in which we operate, interest rates or the general economy; the degree and nature of our competition; actual and potential conflicts of interest with or between Remington, Ashford Trust and Braemar, our executive officers and our non-independent directors; availability of qualified personnel; changes in governmental regulations, accounting rules, tax rates and similar matters; our ability to implement and maintain effective internal controls; legislative and regulatory changes; the possibility that we may not realize any or all of the anticipated benefits from transactions to acquire businesses, or from our business initiatives; disruptions relating to the acquisition or integration of Premier, Remington, Chesapeake or any other business we invest in or acquire, which may harm relationships with customers, employees and regulators; and unexpected costs relating to the acquisition or integration of any business we invest in or acquire. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 outbreak and the numerous government travel restrictions imposed in response thereto. The extent to which COVID-19 impacts us will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. These and other risk factors are more fully discussed in the Company's filings with the SEC. Adjusted EBITDA is calculated by subtracting or adding to net income (loss): interest expense, income taxes, depreciation, amortization, net income (loss) to non-controlling interests, transaction costs, and other expenses. Adjusted EBITDA is a non-GAAP measure and reconciliations have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. We are unable to provide a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because we are unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts or when they may occur. Such unavailable information could be significant to future results. This presentation is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Inc., or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security, and the information contained herein does not form part of any prospectus of Ashford Inc. that may be used to offer or sell securities. Prior to investing in Ashford, potential investors should carefully review Ashford’s periodic filings with the SEC, including, but not limited to, Ashford’s most current Form 10-K, Form 10-Q and Form 8-K’s, including the risk factors included therein. Safe Harbor and Important Information on non-GAAP Measures

About Us – Advisor. Operator. Innovator. The only publicly-traded asset manager & service provider focused on the hospitality industry 40+ years of history in the hospitality & real estate industry Best-in-class asset management, with deep industry relationships and scale Page 3

Overview

Ashford is an alternative asset management company with a portfolio of strategic operating businesses that provide global asset management, investment management and related services to the real estate and hospitality sectors

Advisory Platform

AUM – Perpetual Life Public REITs

BRAEMAR
HOTELS & RESORTS

Highest RevPAR among Publicly Traded Lodging REITs[1]

15	~$2.6B
Hotels[1]	Gross Assets

NYSE: BHR

ASHFORD
HOSPITALITY TRUST

Geographically Diversified Portfolio Well-Positioned for Growth

99	~$5.4B
Hotels[1][2]	Gross Assets

NYSE: AHT

Operating Platform

Strategic Market Leading Hospitality Focused Companies

ASHFORD SECURITIES

RED HOSPITALITY & LEISURE

openkey

remington

PREMIER DESIGN TO COMPLETION

Pure wellness

INSPIRE

(1) As of September 30th, 2022
(2) Excludes WorldQuest

Page 4

Our Strategy- Multiple Paths to Growth Best-in-Class Asset Management and Operations with Deep Industry Relationships Page 5 Grow Assets Under Management Expand Service Offerings Grow Third- Party Business Recovery of Hotel Industry

11/29/2022 6 Update on Growth Initiatives Recovery of Hotel Industry(1) 87.3 95.5 98.0 99.8 100.5 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025 Occupancy Index 95.3 112.8 116.1 119.7 122.9 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025 ADR Index 83.2 107.7 113.8 119.5 123.4 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025 RevPAR Index Industry forecasts continue to improve, with a nominal recovery predicted in 2022 (1) Indexed to 2019; Source: STR Page 6 Grow Assets Under Management Grow Third-Party Business • Ashford is ramping up growth via Ashford Securities capital raises ▪ BHR has issued >$310M in non-traded preferred ▪ AHT is effective on registration statement for non-traded preferred ▪ Launched a growth oriented private offering that will invest in all types of commercial real estate in Texas • Remington recently acquired Chesapeake Hospitality ▪ Added approximately 30 third-party hotels ▪ Remington’s third-party business is now ~38% of its hotels under management • Premier continues to grow its third-party business

Recent Developments Page 7 $23M $30M $36M $48M $58M $72M $76M $0 $15 $30 $45 $60 $75 $90 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 ($ i n M ill io n s) TTM Adjusted EBITDA (1) Extension options are subject to the satisfaction of certain conditions. Significant Growth in Adj. EBITDA Corporate Financing Commitment In April, Ashford entered into a new $100M Corporate Term Loan with the following terms: • Initial term of 5 years with 3 1-year extension options(1) • Interest rate of LIBOR + 7.35% • Current balance of $70M • Remaining $30M can be drawn through March 2024 44 third-party contracts 47 third-party contracts $317M non-traded preferred stock issued

Page 8 Significant Third-Party Growth 0.0 2.0 4.0 6.0 8.0 10.0 0 10 20 30 40 50 Q4'19 Q2'20 Q4'20 Q2'21 Q4'21 Q2'22 In c . R e v . ($ i n M ill io n s) N o . C o n tr a c ts Contracts Incremental Revenue 0 2 4 6 8 10 12 14 0 7 14 21 28 35 42 49 Q1'20 Q3'20 Q1'21 Q3'21 Q1'22 Q3'22 In c . R e v . ($ i n M ill io n s) N o . C o n tr a c ts Contracts Incremental Revenue Remington Third-Party Business Premier Third-Party Business Key Facts Third-Party Contracts Added Since 2019(1) 47 Third-Party Contracts Added Since 2019 44 Incremental Revenue $8.7M Incremental Revenue $12.2M (1) Excludes non-hotel contracts, includes properties under development

Page 9 (1) Represents BHR offering only (2) As of 11/23/2022 Capital Raised Since July 2021(1)(2) ~$317M Brokers Working with Ashford Securities(1) 13,387 Signed Selling Agreements (“SSAs”)(1) 73 Capital Raise Launched in July 2021 $500M • BHR Non-Traded Preferred • AHT Non-Traded Preferred • Growth Oriented Private Offering Focused on Commercial Real Estate in Texas Growing AUM $7M $43M $81M $122M $248M $317M 17 24 37 50 70 73 0 8 16 24 32 40 48 56 64 72 80 $0 $40 $80 $120 $160 $200 $240 $280 $320 $360 $400 Q1 Q2 Q3 Q4 Q5 Q6 S ig n e d S e lli n g A g re e m e n ts C u m u la ti v e R a is e d ($ i n M ill io n s) Cumulative Raised(1) Cummulative Raised Selling Agreements (2) Current Investment Products Raised in QTD Q4’22 Alone(1)(2)$68.8M In SSAs and Capital Raised Consistent Growth

Effects of AUM Increase Page 10 Incremental Revenue $1.6M Incremental EBITDA $1.0M For Every Additional $100M of AUM, We Expect:

Takeaways – Strong Post-Pandemic Potential I. Recovery of hospitality industry II. Increase in AUM III. Growth of third-party business IV. Acquisition or incubation of additional businesses 4 Ways to Grow Page 11 Attractive Investment With a compelling post-pandemic recovery story, we believe Ashford offers an appealing investment opportunity With 40+ years of history in the hospitality industry, best-in-class asset management, deep industry relationships and scale, we believe we are uniquely positioned for success Experts in the Business

Page 12 Long-Term Guidance

Four Ways the Company Can Grow 143 103 115 151 170 187 204 111 47 70 127 185 206 237 $0 $100 $200 $300 $400 $500 2019 P.F. 2020 Act. 2021 Act. TTM Q3'22 2024 Est. 2025 Est. 2026 Est. AUM & Third-Party Revenue(1) 62 29 48 76 85 97 115 $0 $40 $80 $120 2019 P.F. 2020 Act. 2021 Act. TTM Q3'22 Act. 2024 Est. 2025 Est. 2026 Est. Adj. EBITDA Long-Term Growth Projections - AUM & Third-Party Business I. Recovery of the hospitality industry and higher hotel revenues II. Increase in assets under management III. Growth of third-party business IV. Acquisition or incubation of additional businesses (In Millions) (In Millions) Third-party revenue as a percent of total revenue is expected to go from 44% in 2019 to 54% by 2026 Page 13(1) Includes revenue from Robert Douglas and Ashford Securities (2) Pro Forma (P.F.) assumes the Remington, Sebago, Marietta and BAV acquisitions occurred January 1, 2019. Assumes current ownership share. CAGR (2021 – 2026) Adj. EBITDA Margin 12% AUM Revenue 28% Third-Party Revenue 19% Adjusted EBITDA 26% 2021 24% 2024 26% 2026 KEY: AUM Third-Party (2) (2)

Assumptions “Preferred partner from concept to completion” I. AUM revenue growth driven from forecasted CapEx spend at advised platforms II. AUM business assumes 65% incremental EBITDA margin III. Significant growth in third-party revenues forecasted IV. Third-party business assumes 40% incremental EBITDA margin V. Total 2026E revenue is only 0.2% of our estimated TAM (1) Total Addressable Market (TAM) defined as total available revenue Premier – Expanding Industry Reach Page 14 26 8 7 23 28 30 1 3 8 11 15 $0 $10 $20 $30 $40 $50 2019 P.F. 2020 Act. 2021 Act. 2024 Est. 2025 Est. 2026 Est. AUM & Third-Party Revenue 14 2 1 14 17 21 $0 $5 $10 $15 $20 $25 2019 P.F. 2020 Act. 2021 Act. 2024 Est. 2025 Est. 2026 Est. Adj. EBITDA (In Millions) (In Millions) CAGR (2021 – 2026) Adj. EBITDA Margin 34% AUM Revenue 38% Third-Party Revenue 84% Adjusted EBITDA 10% 2021 45% 2024 47% 2026 Estimated TAM (1) $25.6B KEY: AUM Third-Party

Assumptions “Where passionate people thrive” Remington – Achievable Target I. AUM revenue growth follows hotel revenue growth from advised platforms II. AUM business assumes 65% incremental EBITDA margin III. Third-party business assumes key money investments of $5M over the forecast period IV. Third-party business(3) assumes 45-62% incremental EBITDA margin V. Total 2026E revenue is only 1.0% of our estimated TAM (1) Assumes the acquisition of Remington occurred January 1, 2019 (2) Total Addressable Market (TAM) defined as total available revenue (3) Excluding Chesapeake acquisition Page 15 34 17 25 38 43 480 1 14 16 21 $0 $10 $20 $30 $40 $50 $60 $70 $80 2019 P.F. 2020 Act. 2021 Act. 2024 Est. 2025 Est. 2026 Est. AUM & Third-Party Revenue 21 5 13 27 31 38 $0 $10 $20 $30 $40 $50 2019 P.F. 2020 Act. 2021 Act. 2024 Est. 2025 Est. 2026 Est. Adj. EBITDA (In Millions) (In Millions) CAGR (2021 – 2026) Adj. EBITDA Margin 14% AUM Revenue 84% Third-Party Revenue 24% Adjusted EBITDA 50% 2021 52% 2024 55% 2026 Estimated TAM (2) $6.8B KEY: AUM Third-Party (1)

Assumptions INSPIRE – A Growth Opportunity “We believe in the power to INSPIRE!” I. Third-party revenue assumes full recovery in 2024 plus ~$23M in annual revenue from additional contracts II. Both AUM and third-party business assume 15% EBITDA margin III. Assumes $22M in growth CapEx over the forecast period IV. Total 2026E revenue is 1.7% of our estimated TAM (1) Assumes the acquisition of BAV occurred January 1, 2019 (2) Total Addressable Market (TAM) defined as total available revenue Page 16 18 6 9 29 32 35 94 32 41 117 130 144 $0 $30 $60 $90 $120 $150 $180 2019 P.F. 2020 Act. 2021 Act. 2024 Est. 2025 Est. 2026 Est. AUM & Third-Party Revenue 10 0 4 22 24 27 $0 $5 $10 $15 $20 $25 $30 2019 P.F. 2020 Act. 2021 Act. 2024 Est. 2025 Est. 2026 Est. Adj. EBITDA (In Millions) (In Millions) CAGR (2021 – 2026) Adj. EBITDA Margin 31% AUM Revenue 29% Third-Party Revenue 47% Adjusted EBITDA 8% 2021 15% 2024 15% 2026 Estimated TAM (2) $10-11B KEY: AUM Third-Party (1)

Assumptions “Exceptional experiences by exceptional people” I. AUM revenue growth assumes additional contracts from advised REITs II. Third-party revenue growth is driven by bolt-on acquisitions III. AUM business assumes a 25% EBITDA margin IV. Third-Party business assumes a 25% EBITDA margin V. Total 2026E revenue is 1.6% of our estimated TAM (1) Assumes the acquisition of Sebago occurred January 1, 2019 (2) Total Addressable Market (TAM) defined as total available revenue RED – Opportunistic Accretive Acquisitions Page 17 2 1 3 5 5 5 12 9 21 35 36 45 $0 $10 $20 $30 $40 $50 2019 P.F. 2020 Act. 2021 Act. 2024 Est. 2025 Est. 2026 Est. AUM & Third-Party Revenue 3 1 6 11 11 13 $0 $2 $4 $6 $8 $10 $12 $14 2019 P.F. 2020 Act. 2021 Act. 2024 Est. 2025 Est. 2026 Est. Adj. EBITDA (In Millions) (In Millions) CAGR (2021 – 2026) Adj. EBITDA Margin 11% AUM Revenue 16% Third-Party Revenue 17% Adjusted EBITDA 25% 2021 28% 2024 26% 2026 Estimated TAM (2) $3.2B KEY: AUM Third-Party (1)

Assumptions I. AUM revenue growth assumes additional contracts from advised platforms II. Lismore 2020 & 2021 results reflect pandemic related forbearance agreements at advised REITs Other Businesses – Complimentary Portfolio Growth Page 18 Note: Other businesses include: Openkey, Lismore, Marietta, Pure, and Robert Douglas (1) Assumes the acquisition of Marietta occurred January 1, 2019 15 23 21 17 17 18 4 5 4 11 12 13 $0 $5 $10 $15 $20 $25 $30 $35 2019 P.F. 2020 Act. 2021 Act. 2024 Est. 2025 Est. 2026 Est. AUM & Third-Party Revenue 2 7 12 2 2 2 $0 $2 $4 $6 $8 $10 $12 $14 2019 P.F. 2020 Act. 2021 Act. 2024 Est. 2025 Est. 2026 Est. Adj. EBITDA (In Millions) (In Millions) CAGR (2021 – 2026) Adj. EBITDA Margin (3)% AUM Revenue 27% Third-Party Revenue (30)% Adjusted EBITDA 48% 2021 7% 2024 6% 2026 KEY: AUM Third-Party (1)

Assumptions Advisory Business – A Stable Revenue Stream I. Assumes current advised platforms only (AHT and BHR) II. Assumes continued deleveraging of AHT and BHR Page 19 (1) Includes a portion of lease revenue. In connection with our ERFP Agreements and legacy key money transaction with Ashford Trust, we lease FF&E to Ashford Trust rent-free. Our ERFP leases entered into in 2018 commenced on December 31, 2018. Consistent with our accounting treatment prior to adopting ASU 2016-02, other revenue for the year ended December 31, 2019, includes a portion of the base advisory fee for leases commencing prior to our adoption, which is equal to the estimated fair value of the lease payments that would have been made 47 47 48 51 56 61 $0 $10 $20 $30 $40 $50 $60 $70 2019 P.F. 2020 Act. 2021 Act. 2024 Est. 2025 Est. 2026 Est. Base Advisory Fees 10 15 12 7 9 12 $0 $2 $4 $6 $8 $10 $12 $14 $16 2019 P.F. 2020 Act. 2021 Act. 2024 Est. 2025 Est. 2026 Est. Adj. EBITDA (In Millions) (In Millions) CAGR (2021 – 2026) Adj. EBITDA Margin 7% AUM Growth 5% Advisory Fee 25% 2021 14% 2024 20% 2026 (1)

Operating Platform Page 20

PREMIER
DESIGN TO COMPLETION

$19.5M
Q3'22 TTM Revenue[1]

$7.3M
Q3'22 TTM Adj. EBITDA[2]

Summary

Premier is an industry leading construction & renovation services company with over 25 years of experience in every facet of the process. The approach is to gain our partners' trust by thinking and acting like an owner from concept to completion.

Highlights

- **Interior Design**
- **Architecture**
- **Procurement**
- **Project Management**
- **Construction**
- **Development**
- **Capital Management & Loss Prevention**
- **Numerous Design Awards (Including 3 from Marriott)**

~$3B Projects Managed

250+ Full Property Renovations

Achievements

44

New Third-Party Contracts

(1) Excludes cost reimbursement revenue
(2) See Appendix for GAAP reconciliation



Page 21

Q3’22 TTM Revenue(1) $41.5M Q3’22 TTM Adj. EBITDA(2) $21.3M Summary Founded in 1968, Remington is a dynamic and growing hotel management company providing top quality service and expertise in property management. Currently, Remington's roster includes 117 properties across 23 brands and 27 states and Washington D.C., including 18 independent and boutique properties. Highlights 44 Marriott Properties 39 Hilton Properties 14 IHG Properties 1 Hyatt Property 19 Independent / Other Properties $1B+ Revenue Under Management (1) Excludes cost reimbursement revenue (2) See Appendix for GAAP reconciliation (3) Properties as of 8/8/22, includes non-hotel properties; Revenue Under Management as of 2019 (4) Includes properties under development Page 22 Achievements New Third-Party Contracts(4) 47 (3) 35 Upscale Properties 48 Upper-Upscale Properties 5 Luxury Properties

RED

HOSPITALITY & LEISURE

$26.0M

Q3'22 TTM Revenue

$6.1M

Q3'22 TTM Adj. EBITDA[1]

Summary

RED Hospitality and Leisure is a leading provider of resort services: including destination services, watersports, beach and recreation operations, destination management services and transportation. Clients include premier brands such as The Ritz-Carlton, Westin, and leading hotel REITs in North America and the Caribbean.

Highlights

Watersports • **Beach Services** • **Transportation**

Destination Management • **Vertically Integrated**

Achievements

12%

Q3 2022 YTD Revenue YoY Growth

(1) See Appendix for GAAP reconciliation

Page 23

15 Q3’22 TTM Revenue $108.9M Q3’22 TTM Adj. EBITDA(1) $18.0M Summary INSPIRE, formerly known as JSAV, is a creative technology company that produces memorable events every day. Its customer-oriented team partners with over 95 hotels and convention centers to deliver more than 2,500 events annually. INSPIRE is the only audio visual provider owned by a Hospitality company, affording it strategic alignment of operating philosophy and core principals with both hoteliers and their guests. Highlights Event Production Creative Services Digital Events Collaborative Sales Immersive Content Continental Presence 30+ Years of Event Experience$125M+ Annual Revenues (1) See Appendix for GAAP reconciliation Page 24 Achievements Q3 2022 YTD Revenue YoY Growth 210%

Annual Recurring Revenue Booked >$1.0M Doors Under Contract 33,667 OpenKey is the industry standard for universal mobile keyless entry in hotels. With locations in 10 countries on 3 continents and in over 50 cities, OpenKey is the largest mobile key provider for independent hotels and soft brands worldwide. Contact Free Check-in Secure Digital Keys White-Label Apps Integrated Hardware Multi-Family Offerings Signed MSAs with Major Brands Page 25 Summary Highlights Strong TTM SAAS Revenue Growth (In thousands) $400 $500 $600 $700 $800 $900 $1,000 $1,100 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3

Appendix Page 26

11/29/2022 27 Remington Portfolio Mix Page 27 Remington Managed Hotels(1) (1) Hotels open and operating at the end of each quarter

11/29/2022 28 GAAP Reconciliation Note: For 2024-2026, Ashford is unable to present a reconciliation of this forward-looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information. (1) Comparable information assumes the Remington, Marietta, and Sebago acquisitions occurred on January 1, 2019. Non-comparable adjustments include unaudited pre-acquisition results provided by the Remington and Sebago sellers. Assumes Ashford Inc. owned 100% of INSPIRE (JSAV), 97.75% of RED, and 75.4% of Openkey the entire year of 2022; Assumes Ashford Inc. owned 100% of RED and 75.4% of OpenKey the entire year of 2021. Page 28 Reconciliation of Net Income to EBITDA and Adjusted EBITDA (In thousands) (unaudited)

11/29/2022 29 GAAP Reconciliation Note: For 2024-2026, Ashford is unable to present a reconciliation of this forward-looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information. Page 29 Reconciliation of Net Income to EBITDA and Adjusted EBITDA (In thousands) (unaudited)

11/29/2022 30 Page 30 Note: For 2024-2026, Ashford is unable to present a reconciliation of this forward-looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information. (1) Comparable information assumes the Remington acquisition occurred on January 1, 2019. Non-comparable adjustments include unaudited pre-acquisition results provided by the Remington seller. GAAP Reconciliation (In thousands) (unaudited) Reconciliation of Net Income to EBITDA and Adjusted EBITDA

11/29/2022 31 Page 31 Note: For 2024-2026, Ashford is unable to present a reconciliation of this forward-looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information. (1) Assumes Ashford Inc. owned 100% of INSPIRE (JSAV) the entire year of 2020 GAAP Reconciliation (In thousands) (unaudited) Reconciliation of Net Income to EBITDA and Adjusted EBITDA

11/29/2022 32 GAAP Reconciliation Note: For 2024-2026, Ashford is unable to present a reconciliation of this forward-looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information. (1) Comparable information assumes the Sebago acquisition occurred on January 1, 2019. Non-comparable adjustments include unaudited pre-acquistion results provided by the Sebago seller. Assumes Ashford Inc. owned 97.75% of RED the entire year of 2020; Assumes Ashford Inc. owned 100% of RED the entire year of 2021. Page 32 Reconciliation of Net Income to EBITDA and Adjusted EBITDA (In thousands) (unaudited)

11/29/2022 33 Page 33 Note: For 2024-2026, Ashford is unable to present a reconciliation of this forward-looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information. (1) Comparable information assumes the Marietta acquisition occurred on January 1, 2019. Assumes Ashford Inc. 75.4% of Openkey the entire year of 2020 and 2021 (2) Includes operating results for Pure Wellness, OpenKey, Lismore Capital, and Marietta Leasehold L.P.; 2019 includes Robert Douglas GAAP Reconciliation (In thousands) (unaudited) Reconciliation of Net Income to EBITDA and Adjusted EBITDA

11/29/2022 34 GAAP Reconciliation Note: For 2024-2026, Ashford is unable to present a reconciliation of this forward-looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information. (1) Includes all of the revenue and corporate expenses associated with providing the asset management and advisory services to other entities. Page 34 Reconciliation of Net Income to EBITDA and Adjusted EBITDA (In thousands) (unaudited)

NYSE American: AINC Investor Presentation | November 2022